WELLS FARGO FUNDS TRUST

Income Fund
Limited Term Government Income Fund
Class A, Class B, and Institutional Class

Intermediate Government Income Fund
Class A, Class B, Class C and Institutional Class

Supplement dated June 14, 2002 to the
Class A, Class B, and Class C Prospectus dated October 1, 2001 and Supplemented November 9, 2001, and to the
Institutional Class Prospectus dated October 1, 2001

Effective June 14, 2002, Robert N. Daviduk, CFA, is the portfolio manager responsible for the day-to-day management of the Income Fund, the Intermediate Government Income Fund, and the Limited Term Government Income Fund. Mr. Daviduk is a Managing Director and Director of Intermediate Fixed-Income investing at Wells Capital Management Incorporated ("WCM").

Prior to joining WCM, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed-Income investing with Banc of America Capital Management since 1997. There, he was part of a team responsible for managing diversified investment-grade fixed-income portfolios and was the lead portfolio manager responsible for the investment in and analysis of structured finance securities. Mr. Daviduk’s experience includes managing portfolios of government, corporate, asset-backed, mortgage-backed, and commercial mortgage-backed securities. Mr. Daviduk received his B.S. in Business Administration - Accounting from Bucknell University, and his MBA in Finance/International Business from New York University. He earned the designation of Chartered Financial Analyst in 1995.